UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 20, 2011


                                 IMAGING3, INC.
               -------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)


        000-50099                                      95-4451059
--------------------------                ------------------------------------
 (Commission File Number)                 (I.R.S. Employer Identification No.)

                 3200 W. VALHALLA DR., BURBANK, CALIFORNIA 91505
        ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 260-0930

NOT APPLICABLE
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT...............................1

             Item 5.03 Amendments to Articles of Incorporation or Bylaws;
             Change in Fiscal Year.............................................1

             Item 5.07 Submission of Matters to a Vote of Security Holders.....1

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................3

SIGNATURES.....................................................................3

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

         ITEM 5.03  AMENDMENTS  TO ARTICLES OF  INCORPORATION;  CHANGE IN FISCAL
YEAR

         See the disclosure in "Item 7. Submission of Matters to a Vote of Security Holders" in this Report, and copies of the Amendment to the Articles of Incorporation of Imaging3, Inc., attached to this Report as Exhibit 3.2, and the Amendment to the Bylaws of Imaging3, Inc., attached to this Report as Exhibit 3.3.

         ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         On January 20, 2011, the Company conducted an Annual Meeting of its Shareholders at its corporate offices at 3200 West Valhalla Drive, Burbank, California, 91505, commencing at 10:00 a.m., Pacific Standard Time. At the Annual Meeting of the Shareholders, the shareholders were asked to consider and vote upon the following proposals:

         1. An amendment to the Company's Articles of Incorporation in order to increase the number of authorized shares of common stock from 500,000,000, par value $0.001 per share, to 750,000,000, par value $0.001 per share, and to authorize 1,000,000 shares of preferred stock, par value $0.001 per share.

         2. An amendment to the Company's Bylaws to increase the size of the Company's Board of Directors from two (2) to a range of five (5) to nine (9), with the exact number of directors to be seven (7).

         3. Provided the amendment to the Company's Bylaws is adopted, the election of three members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified. If the amendment to the Company's Bylaws is not adopted, then the election of two members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

         4. Ratification of the appointment M&K CPAS, PLLC as Imaging3, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2010.


        The shareholder vote was made for the following proposals with the following voting results:

         1. PROPOSAL ONE: To increase the number of authorized shares of common stock from 500,000,000, par value $0.001 per share, to 750,000,000, par value $0.001 per share. (Amendment to Articles of Incorporation).

                                                NUMBER OF VOTES
                                                ---------------

                 Approve:                           184,883,336
                 Disapprove:                         27,037,886
                 Abstain:                             1,237,934

         2. PROPOSAL TWO: To authorize 1,000,000 shares of preferred stock, par value $0.001 per share. (Amendment to Articles of Incorporation).

                                                NUMBER OF VOTES
                                                ---------------

                 Approve:                           170,140,425
                 Disapprove:                         39,668,552
                 Abstain:                             3,350,179


         3. PROPOSAL THREE: To increase the size of the Company's Board of Directors from two (2) to a range of five (5) to nine (9) with the exact number of directors to be seven (7). (Amendment to Bylaws).

                                                NUMBER OF VOTES
                                                ---------------

                 Approve:                           205,428,451
                 Disapprove:                          6,830,400
                 Abstain:                               900,305


         4. PROPOSAL FOUR: To elect a Board of up to three (3) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified. The nominees were Dean Janes, Xavier Aguilera, and Christopher Sohn.

                                            YES             NO          ABSTAIN
                                       -----------      ----------      -------
                 Dean Janes:           198,969,683      14,189,473          -0-
                 Xavier Aguilera       198,969,683      14,189,473          -0-
                 Christopher Sohn      198,969,683      14,189,473          -0-


         5. PROPOSAL FIVE: To ratify the appointment of M&K CPAS, PLLC as independent accountants for the fiscal year ending December 31, 2010.

                                                NUMBER OF VOTES
                                                ---------------

                 Approve:                           182,155,140
                 Disapprove:                         12,615,984
                 Abstain:                            18,388,032


         A quorum of the outstanding voting common stock of the Company was present at the meeting in person or by proxy. After a general discussion of the status of the Company's business, and a question and answer period, the Annual Meeting of Shareholders adjourned on Thursday, January 20, 2011.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Shell Company Transactions

                  Not Applicable.

         (d)      Exhibits

                  3.2      Amendment  to  the  Articles  of   Incorporation   of
                           Imaging3, Inc., dated January 21, 2011.*

                  3.3 Amendment to the Bylaws of Imaging3, Inc., dated January 21, 2011.*
---------------------------------------
         *Incorporated by reference from the exhibits to the Definitive Proxy Statement on Schedule 14A for Imaging3, Inc., filed with the Securities and Exchange Commission on or about December 10, 2010.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                 IMAGING3, INC.
                           --------------------------
                                  (Registrant)

Date:  January 21, 2011


                               /s/ Dean Janes, Chief Executive Officer
                               ---------------------------------------
                               Dean Janes, Chief Executive Officer